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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 15, 2006

                      Lehman ABS Corporation, on behalf of:


            CORPORATE BACKED TRUST CERTIFICATES, ROYAL & SUN ALLIANCE
                         BOND-BACKED SERIES 2002-2 TRUST
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             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       001-31837             13-3447441
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(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
    of Incorporation)                     Number)           Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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The Corporate Backed Trust Certificates, Royal & Sun Alliance Bond-Backed Series
2002-2 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of February 21, 2002.


Item 8.01. OTHER EVENTS

On October 15, 2006, a distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.


No other reportable transactions or matters have occurred during the current reporting period.

Royal & Sun Alliance Insurance Group plc ("Royal & Sun"), the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on Royal & Sun please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under Royal & Sun's Exchange Act file number, 001-15146. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by Royal & Sun may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, the guarantor of the underlying securities, or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS


(c)   The following exhibit is filed as part of this report:

      1 Trustee's Distribution Statement to the Corporate Backed Trust Certificates, Royal & Sun Alliance Bond-Backed Series 2002-2 Certificate Holders for the period ending October 15, 2006.


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 16, 2006


                                                  Lehman ABS Corporation


                                                  By: /s/ Charles M. Weaver
                                                      ------------------------
                                                  Name:  Charles M. Weaver
                                                  Title: Senior Vice President


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                                  EXHIBIT INDEX


Exhibit Number           Description
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     1                   Trustee's Distribution Statement to the Corporate
                         Backed Trust Certificates, Royal & Sun Alliance
                         Bond-Backed Series 2002-2 Certificate Holders for the period ending October 15, 2006


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